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                                  EXHIBIT 99.1

                          Open Text Acquires Corechange

Waterloo, ON--February 26, 2003--Open Text(TM)Corporation (Nasdaq: OTEX, TSX:
OTC) and Corechange, Inc. today announced the closing of the acquisition of all of the issued and outstanding shares of Corechange by a wholly owned subsidiary of Open Text.

Corechange's portal software provides a comprehensive window into a company's enterprise content, applications, services, and productivity tools. Coreport, the main product from Corechange, provides an enterprise access framework, deploying secure, scalable intranet and extranet portals. Benefits of integration with Open Text's Livelink(R), the leading collaboration and knowledge management system, include:

     o    Enhancement of Livelink connectors UNITE and Doorways.

     o Application integration at the point of access. With Corechange's portal framework, Livelink will offer a horizontal solution unifying existing applications in CRM, ERP and SCM.

     o Direct interaction with any kind of application running on any platform both web and legacy -- with no change to the native application and no loss of functionality.

"The Coreport portal framework includes a unique set of built-in features that make it easy to collaborate effectively with colleagues, customers and partners," said Tom Jenkins, Chief Executive Officer of Open Text. " By combining this portal framework with the Livelink product family, we create integration at the point of access extending the functionality of leading business applications."

"Joining Open Text, an established global software leader, helps us better meet the support and service needs of our Fortune 1000 customers," said Charles F. Kane, Chief Executive Officer of Corechange. "Corechange customers will benefit from the integration of Open Text's collaboration, knowledge management and content management technologies into Coreport."

This cash transaction will not result in an immediate or material financial change in guidance for Open Text's fiscal 2003 year. For further information, please consult Open Text's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 26, 2003.

                           Forward-Looking Statements

This press release may contain "forward-looking statements" relating to the proposed acquisition of Corechange, Inc. and the future performance of Open Text Corporation (the "Company"). Forward-looking statements are neither promises nor guarantees, but are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Corechange or the Company, or developments in Corechange's or the Company's business or its industry, to differ materially from the anticipated results, performance, achievements or developments expressed or implied by such forward-looking statements. These risks and uncertainties include, but

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are not limited to, the risk that: (1) Corechange's business is not successfully integrated into the Company's business; (2) the Company does not fully realize the expected cost savings from the acquisition or does not realize the cost savings within the expected time frame; (3) the revenue of the combined company is lower than expected; (4) there is increased competition or technological changes in the markets that Corechange and the Company serve; (6) legislative or regulatory changes adversely affect the businesses in which the companies are engaged; and (7) negative changes occur in general economic conditions or in the securities or capital markets.

More detailed discussion of these and other important risk factors can be found in the sections entitled "Business", "Quantitative and Qualitative Disclosure About Market Risk" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in documents filed by the Company with the U.S. Securities and Exchange Commission (the "SEC"), the Ontario Securities Commission and other securities regulatory authorities across Canada, including the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002. Forward-looking statements in this press release are based on management's beliefs and opinions at the time the statements are made, and there should be no expectation that these forward-looking statements will be updated or supplemented as a result of changing circumstances or otherwise, and the Company and Corechange disavow and disclaim any obligation to do so.

                   Additional Information and Where to Find It

The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, the Ontario Securities Commission and other securities regulatory authorities across Canada. You may read and copy any reports, statements or other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The Company's filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

About Corechange, Inc.:
Corechange, Inc. delivers infrastructure software to develop, deploy and manage enterprise portals on a global scale. The company's Coreport product provides a "no-compromise" approach to integrating existing documents, content, applications, components, and services to deliver a best-of-breed portal solution. Coreport, the secure, scalable enterprise portal framework, provides a rich, highly personalized, role-based user experience. Corechange has a worldwide customer base, including American Electric Power (AEP), Credit Suisse First Boston, UnumProvident Corporation, EMC, Philips, Hitachi, Krispy Kreme, Korea Telecom, Royal & SunAlliance, and the U.S. Army. Corechange is headquartered in Boston, with offices throughout North America, Europe and Asia.

About Livelink:
Livelink is the leader in collaboration and knowledge management for the global enterprise. Its richly featured enterprise services include virtual team collaboration, business process automation, enterprise group scheduling and information retrieval services, all tightly integrated into a solution that is easily customized and extended. Livelink is essential to the effective management and development of communities of interest that span organizations and industries. For everything from the creation of complex e-community relationships to the automation of simple e-business processes, Livelink delivers true dynamic collaboration between individuals, organizations and large trading communities. Livelink servers are fully Web-based and open-architected to ensure rapid deployment and easy access to its full functionality through a standard Web browser. For more information, visit www.opentext.com/livelink.

About Open Text:
Since 1991, Open Text Corporation has delivered innovative software that brings people together to share knowledge, achieve excellence, deliver innovation, and enhance processes. Its legacy of innovation began with the successful deployment of the world's first search engine technology for the Internet. Today, as the leading global supplier of collaboration and knowledge management software for the enterprise, Open Text supports six million seats across 4,500 corporations in 31 countries and 12 languages throughout the world. As a publicly traded company, Open Text manages and maximizes its resources and relationships to ensure the success of great minds working together. For more information, visit www.opentext.com.

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Trademark Information:
Copyright (C) 2003 by Open Text Corporation. LIVELINK, LIVELINK MEETINGZONE, and OPEN TEXT are trademarks or registered trademarks of Open Text Corporation in the United States of America, Canada, the European Union and/or other countries. This list of trademarks is not exhaustive. Other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text Corporation or other respective owners. Corechange and Coreport are trademarks or registered trademarks of Corechange, Inc. All other trademarks are the property of their respective owners.

For more information, please contact:

Greg Secord
Director, Investor Relations
Open Text Corporation
1-847-267-9330 ext.4408
gsecord@opentext.com

Richard Maganini
Director, Public Relations
Open Text Corporation
1-847-267-9330 ext.4266
rmaganin@opentext.com